PACE Select

Prospectus & SAI Supplement

PACE® Select Advisors Trust

PACE® Mortgage-Backed Securities Fixed Income Investments

PACE® Strategic Fixed Income Investments

PACE® Municipal Fixed Income Investments

PACE® International Fixed Income Investments

PACE® High Yield Investments

PACE® Large Co Value Equity Investments

PACE® Large Co Growth Equity Investments

PACE® Small/Medium Co Value Equity Investments

PACE® Small/Medium Co Growth Equity Investments

PACE® International Equity Investments

PACE® International Emerging Markets Equity Investments

PACE® Global Real Estate Securities Investments

PACE® Alternative Strategies Investments

Supplement to the prospectuses relating to Class A, Class C and Class Y shares (The "Multi-Class Prospectus") and Class P shares (the "Class P Prospectus") (collectively, the "Prospectuses") and the Statement of Additional Information ("SAI"), dated November 28, 2015, as previously supplemented

July 8, 2016

Dear Investor,

The purpose of this supplement is to update certain information for PACE Select Advisors Trust (the "Trust").

First, this supplement updates certain information regarding the investment advisory arrangements for PACE International Fixed Income Investments ("PACE International Fixed Income"), a series of the Trust. Rogge Global Partners Plc ("Rogge") has been a subadvisor to PACE International Fixed Income since August 1995. Rogge has entered into a transaction (the "Rogge Transaction") that provides for the sale of all outstanding equity interests in Rogge to Allianz Global Investors ("Allianz"). Subsequent to the Rogge Transaction, Allianz now owns 100% of the equity interests in Rogge and the Rogge investment team continues to operate under the Rogge name as an autonomous division of Allianz.

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In anticipation of the Rogge Transaction, and at the recommendation of UBS Asset Management (Americas) Inc. ("UBS AM"), PACE International Fixed Income's manager, the Board of Trustees of the Trust (the "Board") recently approved a new sub-advisory agreement with Rogge. Accordingly, effective as of the close of business on May 31, 2016, Rogge continued to manage PACE International Fixed Income. The terms of the new sub-advisory agreement with Rogge are substantially identical to those of the former sub-advisory agreement with Rogge. No material changes are expected to occur with respect to the management of PACE International Fixed Income.

Second, this supplement updates certain information regarding the investment advisory arrangements for PACE Small/Medium Co Value Equity Investments ("PACE Small/Medium Co Value"), a series of the Trust. Metropolitan West Capital Management, LLC ("MetWest Capital") has been a subadvisor to PACE Small/Medium Co Value since October 2005. MetWest merged with Wells Capital Management, Inc. ("Wells Capital") on July 1, 2016. Wells Capital and MetWest Capital are both wholly-owned subsidiaries of Wells Fargo Bank, N.A. The sub-advisory agreement with MetWest Capital transferred to Wells Capital upon consummation of the merger. The merger does not constitute an assignment for purposes of the Investment Company Act of 1940, as amended.

Third, this supplement updates certain information regarding the investment advisory arrangements for PACE Alternative Strategies Investments ("PACE Alternative Strategies"). At the recommendation of UBS AM, the Trust's Board has appointed PCJ Investment Counsel Ltd. ("PCJ") to serve as a new subadvisor to the fund. PCJ will assume investment advisory responsibility with respect to the fund's portfolio effective on or around July 8, 2016. This supplement also updates information regarding the strategy of First Quadrant L.P. ("First Quadrant"), an existing subadvisor to PACE Alternative Strategies.

Fourth, this supplement updates information regarding other accounts managed by a certain portfolio manager of UBS AM.

Effective immediately, the Prospectuses and SAI are hereby revised as follows:

I. PACE International Fixed Income Investments

The section captioned "Investment advisory arrangements" and sub-captioned "PACE International Fixed Income Investments" on page 104 of the SAI is revised by replacing the second paragraph with the following:

Until 2001, Rogge Global Partners had been a wholly owned subsidiary of United Asset Management Corporation ("UAM"), which itself was a wholly owned subsidiary of Old Mutual plc, an international financial services firm headquartered in London, England. From 2001 to May 31, 2016, Rogge Global Partners' staff held 21% of the company's equity, with the remaining 79% owned by UAM UK Holdings Ltd, which was ultimately in turn a wholly-owned subsidiary of Old Mutual Plc, a FTSE 100 listed firm, headquartered in London, England. Effective May 31, 2016, Allianz Global Investors, a global investment management company, owns 100% of Rogge Global Partners' equity.

II. PACE Small Medium Co Value Equity Investments

The Prospectuses and SAI are revised to replace all references to "Metropolitan West Capital Management, LLC" and "MetWest Capital" with "Wells Capital Management, Inc." and "Wells Capital," respectively.

All biographical information relating to PACE Small Medium Co Value's portfolio managers in the Prospectuses is updated to reflect their employment with Wells Capital.

III. PACE Alternative Strategies Investments

The section captioned "PACE Alternative Strategies Investments Fund summary" and sub-captioned "Management process" beginning on page 67 of the Multi-Class Prospectus and page 68 of the Class P Prospectus is revised by replacing the second bullet point of that section in its entirety with the following:

•  A "currency strategy" that seeks to produce absolute return from investing in currency markets.

The same section of each Prospectus is revised by adding the following as the last bullet point of the section:

•  An "absolute return equity market neutral" strategy that aims to earn a positive absolute and attractive risk-adjusted return while demonstrating low correlation with, and lower volatility than, traditional long-only investment portfolios.

The section captioned "PACE Alternative Strategies Investments Fund summary" and sub-captioned "Risk/return bar chart and table" on page 71 of the Multi-Class Prospectus and the Class P Prospectus is revised by inserting the following as the third to last sentence of the first paragraph:

PCJ assumed day-to-day management of a separate portion of the fund's assets on July 8, 2016.

The section captioned "PACE Alternative Strategies Investments Fund summary" and sub-captioned "Investment manager and advisors" beginning on page 71 of the Multi-Class Prospectus and on page 72 of the Class P Prospectus is revised by replacing that section in its entirety with the following:

UBS Asset Management (Americas) Inc. ("UBS AM") serves as the fund's manager. In addition to UBS AM, Analytic Investors LLC ("Analytic Investors"), First Quadrant L.P. ("First Quadrant"), Standard Life Investments (Corporate Funds) Limited ("Standard Life Investments"), AQR Capital Management, LLC ("AQR"), Sirios Capital Management, L.P. ("Sirios"), PCJ Investment Counsel Ltd. ("PCJ") and Aviva Investors Americas LLC ("Aviva") serve as the fund's subadvisors. Aviva uses "associated persons" employed by an affiliate of Aviva, Aviva Investors Global Services Limited ("Aviva (UK)"), in its provision of investment advisory services to the Fund under a "participating affiliate" arrangement.

The section captioned "PACE Alternative Strategies Investments Fund summary" and sub-captioned "Portfolio managers" on page 72 of the Multi-Class Prospectus and the Class P Prospectus is revised by adding the following as the last bullet point of the section:

•  PCJ—Nereo Piticco, President and Chief Investment Officer, Adam Posman, Partner, Aly Alladina, Partner, Heiki Altosaar, Partner and Chief Compliance Officer, Bryan Rock, Portfolio Manager, and Jenny Yan, Portfolio Manager have been portfolio managers of the fund since July 2016.

The section captioned "More information about the funds—PACE Alternative Strategies Investments" and sub-captioned "Management process" beginning on page 104 of the Multi-Class Prospectus and page 107 of the Class P Prospectus is revised by replacing the first paragraph of that section in its entirety with the following:

The fund employs a "manager of managers" structure. UBS Asset Management (Americas) Inc. ("UBS AM"), the fund's manager and primary provider of investment advisory services, allocates a portion of the fund's assets to other unaffiliated pooled investment vehicles and index futures and has the ultimate authority, subject to oversight by the fund's board, to oversee the fund's other subadvisor(s) and recommend their hiring, termination and replacement, and to allocate assets among the fund's subadvisor(s). Analytic Investors, LLC ("Analytic Investors"), First Quadrant L.P. ("First Quadrant"), Standard Life Investments (Corporate Funds) Limited ("Standard Life Investments"), AQR Capital Management, LLC ("AQR"), Sirios Capital Management, L.P. ("Sirios"), PCJ Investment Counsel Ltd. ("PCJ") and Aviva Investors Americas LLC ("Aviva") currently serve as the fund's subadvisors. Aviva uses "associated persons" employed by an affiliate of Aviva, Aviva Investors Global Services Limited ("Aviva (UK)"), in its provision of investment advisory services to the Fund under a "participating affiliate" arrangement. The allocation of the fund's assets between subadvisors who employ investment strategies is designed to achieve long-term capital appreciation while having a low correlation to traditional equity and fixed income asset classes. The relative value of each subadvisor's share of the fund's assets may change over time.

The same section of each Prospectus is revised by replacing the fourth paragraph and the following bullet points in their entirety with the following:

Analytic Investors, First Quadrant, Standard Life Investments, AQR, Sirios, PCJ, Aviva and UBS AM employ the following portfolio management strategies:

•  Long/Short Global Equity Strategy (Analytic Investors);

•  Currency Strategy (First Quadrant);

•  Global Multi-Asset Strategy (Standard Life Investments);

•  Managed Futures Strategy (AQR);

•  Liquid Alternative Long/Short Equity Strategy (Sirios);

•  Absolute Return Equity Market Neutral Strategy (PCJ);

•  Global Unconstrained Multi-Strategy Approach (Aviva); and

•  Opportunistic Strategy (UBS AM)

The same section of each Prospectus is revised by replacing the eighth, ninth, tenth and eleventh paragraphs of that section in their entirety with the following:

Currency Strategy—First Quadrant employs a "currency strategy." First Quadrant seeks positive absolute returns from its active currency strategy to deliver returns (or alpha) that are not correlated to the movements of the securities markets. The strategy seeks to exploit factors that drive the relative value of currency markets and to take advantage of the effects of changes in short-term and long-term interest rates, capital flows, trade flows and supply/demand pressures. This investment process involves the use of the First Quadrant's proprietary investment models which are the systematic expression of its research and fundamental ideas. The investment models may not be able to protect against or capture certain extraordinary sudden market events such as U.S. or foreign governments' actions or interventions, and as a result may not be as effective during these periods. First Quadrant's portfolio management team maintains the ultimate discretion over the investment models and investment decisions.

The strategy may be exposed to currencies of developed and emerging-market countries that, in First Quadrant's opinion, have liquid currency markets. Under normal market conditions, the strategy will be primarily exposed to currency through currency forwards, cross currency forwards, spot currency transactions and currency options. The strategy's investments in derivative currency transactions may result in net short exposure to a particular currency that is not offset by a long position in another non-base currency versus the US dollar. The fund may hold cash or invest its cash balances at times and in any permissible investments deemed appropriate by First Quadrant in order to cover the derivative transactions or otherwise in the discretion of First Quadrant. These instruments may include, without limitation, money market instruments and other short-term debt obligations, shares of money market collective investment funds, and repurchase agreements with banks and broker-dealers. The strategy seeks to achieve positive absolute returns, or a positive return regardless of market conditions, through the income produced by investing cash and any net gains resulting from fluctuations in the values of currencies. Net losses on currency transactions will reduce positive absolute returns.

The strategy may consider selling a security for several reasons, including when (1) its fundamentals deteriorate or its price appears overvalued relative to other currencies; (2) its security price appears to be overvalued; or (3) a more attractive investment opportunity is identified.

The same section of each Prospectus is revised by inserting the following as the fourth to last paragraph of that section:

Absolute Return Equity Market Neutral Strategy—PCJ's investment objective is to earn a positive absolute and attractive risk-adjusted return while demonstrating low correlation with, and lower volatility than, traditional long-only investment portfolios. The strategy is a non-traditional investment product that seeks to generate absolute returns through security selection (primarily in Canadian and US stocks) while targeting low volatility and correlation to market movements. PCJ strives to achieve this objective primarily by investing in attractively valued securities with superior fundamentals such as valuations, growth profiles and profitability, while hedging by taking short positions in securities that present an inferior return profile as a way to minimize market risk. Securities in which the strategy may invest include cash, money market instruments, debt instruments, currencies and derivatives including, but not limited to, exchange traded futures contracts on equities, bonds and commodities.

The section captioned "Management" and sub-captioned "PACE Alternative Strategies Investments" beginning on page 145 of the Multi-Class Prospectus and page 144 of the Class P Prospectus is revised by replacing the first paragraph of that section with the following:

UBS AM serves as the manager for PACE Alternative Strategies Investments. Analytic Investors, LLC ("Analytic Investors"), First Quadrant, L.P. ("First Quadrant"), Standard Life Investments (Corporate Funds) Limited ("Standard Life Investments"), AQR Capital Management, LLC ("AQR"), Sirios Capital Management, L.P. ("Sirios"), PCJ Investment Counsel Ltd. ("PCJ") and Aviva Investors Americas LLC ("Aviva") serve as subadvisors for PACE Alternative Strategies Investments. Aviva uses "associated persons" employed by an affiliate of Aviva, Aviva Investors Global Services Limited ("Aviva (UK)"), in its provision of investment advisory services to the fund under a "participating affiliate" arrangement.

The same section of each Prospectus is revised by inserting the following as the sixteenth, seventeenth, eighteenth, nineteenth and twentieth paragraphs of that section:

PCJ Investment Counsel Ltd. ("PCJ"), located at 130 King St. West, Suite 1400, P.O. Box 240, Toronto, ON M5X 1C8, is part of a multi-boutique investment management partnership with the Connor, Clark & Lunn Financial Group. As of March 31, 2016 PCJ had approximately $2.2 billion in assets under management. Nereo Piticco, Adam Posman, Aly Alladina, Heiki Altosaar, Bryan Rock and Jenny Yan are primarily responsible for the day-to-day management of the portion of the fund's portfolio allocated to PCJ.

Nereo Piticco is President, Chief Investment Officer and a founding partner of PCJ since 1996. He is responsible for decision-making and oversight for all PCJ investment strategies, and he also maintains a fundamental research and lead portfolio management role within the firm's large cap Canadian equity strategy. He has over 30 years of experience in the investment management industry. Prior to founding PCJ, Mr. Piticco was a Senior Vice President at Elliott & Page Ltd., where he was responsible for Canadian equity strategy and research. Prior to that, Mr. Piticco led a team of analysts and traders responsible for mutual fund and pension portfolios as Vice President and Director at Barclays McConnell Ltd. He began his career as an analyst and subsequently a portfolio manager at Royal Trust—Corporate Investment Associates, where he was responsible for a number of mutual fund and institutional investment accounts.

Adam Posman joined PCJ as a partner in 2011, and he is the lead portfolio manager for the PCJ absolute return strategy. He also maintains responsibility for portfolio management, fundamental research and trading across all PCJ investment strategies, including the US equity portion of the absolute return strategy. His primary area of research is on financials, materials, industrials, utilities and consumer companies. Prior to joining PCJ, Mr. Posman worked at Brookfield Investment Management (Canada) Inc. as a member of a portfolio management team focused on both an unconstrained long/short equity strategy and a high-yield credit strategy. Prior to that, he worked at the National Bank of Canada as a lead portfolio manager for the firm's North American market-neutral fund. Before that, Mr. Posman worked at UBS Securities Canada Inc. as a member of a portfolio management team assigned with running a market-neutral, Canada-focused equity portfolio of proprietary capital.

Aly Alladina joined PCJ as a partner in 2000, and he is a lead portfolio manager for the firm's large cap Canadian equity strategy. He also maintains responsibility for portfolio management, fundamental research and trading across all PCJ investment strategies, including the US equity portion of the absolute return strategy. His primary area of research is on oil and gas exploration and production companies, as well as integrated oil and gas services companies. Prior to joining PCJ, Mr. Alladina was a member of the Connor, Clark & Lunn Investment Management Ltd. fixed income team in Vancouver, responsible for money market trading, attribution and duration analysis, as well cash management. Prior to that, Mr. Alladina maintained a business development role at Altamira Investment Services.

Heiki Altosaar joined PCJ in 1996 and later became a partner of the firm. He maintains a lead portfolio management role for the firm's large cap Canadian equity strategy, and he also conducts fundamental research on materials, industrials, telecommunication, healthcare and consumer companies. Mr. Altosaar is also Chief Compliance Officer for PCJ, a title that he has held for over 15 years. In that role, Mr. Altosaar reports to the PCJ board of directors and maintains an oversight and enforcement role for the firm's policies & procedures. Prior to becoming a member of the PCJ team, he worked at Elliot & Page Ltd. as an equity analyst.

Bryan Rock joined PCJ as a partner in 2006, and he is a portfolio manager for the firm's large cap Canadian equity strategy. He also maintains responsibility for portfolio management, fundamental research and trading across all PCJ investment strategies. His primary area of research is on energy, information technology and consumer companies. Prior to joining PCJ, Bryan gained experience as a financial engineer at Cicada Risk Inc., working with external clients and internal software developers to construct new risk based-functions within the firm's software platform.

Jenny Yan joined PCJ in 2014, and she is responsible for portfolio management for the firm's large cap Canadian equity strategy. She also maintains responsibility for portfolio management, fundamental research and trading across all PCJ investment strategies. Her primary area of research is on energy infrastructure, materials and utility companies. Prior to joining PCJ, she worked at JP Morgan (UK) as an equity research and investment-banking analyst, evaluating various equity, debt and M&A transactions for metals & mining companies.

The section captioned "The funds and their investment policies" and sub-captioned "PACE Alternative Strategies Investments" beginning on page 15 of the SAI is revised by replacing the second sentence of the first paragraph of that section with the following:

UBS AM serves as the fund's manager. Analytic Investors, LLC ("Analytic Investors"), First Quadrant L.P. ("First Quadrant"), Standard Life Investments (Corporate Funds) Limited ("Standard Life Investments"), AQR Capital

Management, LLC ("AQR"), Sirios Capital Management, L.P. ("Sirios"), PCJ Investment Counsel Ltd. ("PCJ") and Aviva Investors Americas LLC ("Aviva") serve as the fund's subadvisors. Aviva uses "associated persons" employed by an affiliate of Aviva, Aviva Investors Global Services Limited ("Aviva (UK)"), in its provision of investment advisory services to the fund under a "participating affiliate" arrangement.

The section captioned "Investment advisory arrangements" and sub-captioned "PACE Alternative Strategies Investments" beginning on page 107 of the SAI is revised by replacing the first sentence of the first paragraph with the following:

Under the current Advisory Agreements for this fund with Analytic Investors, LLC ("Analytic Investors"), First Quadrant L.P. ("First Quadrant"), Standard Life Investments (Corporate Funds) Limited ("Standard Life Investments"), AQR Capital Management, LLC ("AQR"), Sirios Capital Management, L.P. ("Sirios"), PCJ Investment Counsel Ltd. ("PCJ") and Aviva Investors Americas LLC ("Aviva"), UBS AM (not the fund) pays Analytic Investors, First Quadrant, Standard Life Investments, AQR, Sirios, PCJ and Aviva a fee based on the fund's average daily net assets that each manages (UBS AM receives no additional compensation from the fund for allocating a portion of its assets to other unaffiliated pooled investment vehicles and index futures).

The same section of the SAI is revised by inserting the following as the second to last paragraph of that section:

PCJ is a partnership with senior members of the PCJ investment team owning 49.75% of the firm's equity and Connor, Clark and Lunn Financial Group Ltd. owning 50.25% of the firm's equity.

The section captioned "Proxy voting policies and procedures" and sub-captioned "PACE Alternative Strategies Investments" beginning on page 150 of the SAI is revised by renaming the sub-captioned section as follows:

PACE Alternative Strategies Investments—Analytic Investors, LLC, First Quadrant, L.P., Standard Life Investments (Corporate Funds) Limited, AQR Capital Management, LLC, Sirios Capital Management, L.P., PCJ Investment Counsel Ltd. and Aviva Investors Americas LLC.

The same section of the SAI is revised by adding the following as the sixth sub-section of that section:

PCJ Investment Counsel Ltd. As a registered investment advisor, PCJ assumes a fiduciary responsibility to vote proxies in the best interest of its clients, and in a timely manner. PCJ has adopted and implemented written policies and procedures designed to ensure that it votes proxies in this manner. Additionally, PCJ works with Riskmetrics, an independent proxy review service, in order to help research proxy matters, assist in the voting process, and review all proxies voted on behalf of PCJ. In this manner, PCJ and Riskmetrics work together in order to prevent any material conflicts of interest from arising with the proxy voting process.

PCJ acknowledges that it has a duty of care to its clients that requires the firm to monitor corporate events and vote client proxies. The firm's Chief Compliance Officer and the legal team at Connor, Clark and Lunn Financial Group monitor policies and procedures governing proxy voting. PCJ has a policy not to be influenced by any internal or external groups when voting proxies.

The section captioned "Portfolio managers" and sub-captioned "PACE Alternative Strategies Investments—Analytic Investors, LLC, First Quadrant, L.P., Standard Life Investments (Corporate Funds)

Limited, AQR Capital Management, LLC and Sirios Capital Management, L.P." beginning on page 207 of the SAI is revised by renaming the sub-captioned section as follows:

PACE Alternative Strategies Investments—Analytic Investors, LLC, First Quadrant, L.P., Standard Life Investments (Corporate Funds) Limited, AQR Capital Management, LLC, Sirios Capital Management, L.P., PCJ Investment Counsel Ltd. and Aviva Investors Americas LLC.

The same section of the SAI is revised by adding the following as the sixth sub-section of that section as follows:

PCJ Investment Counsel Ltd.

Nereo Piticco, Adam Posman, Aly Alladina, Heiki Altosaar, Bryan Rock and Jenny Yan are primarily responsible for the day-to-day management of PCJ's allocated portion of the fund's portfolio. The following table provides information relating to other accounts managed by the portfolio managers as of March 31, 2016:

	Registered investment companies	Other pooled investment vehicles	Other accounts
Number of Accounts Managed	0	5	22
Number of Accounts Managed with Performance-Based Advisory Fees	0	3	1
Assets Managed (in millions)	$0	$290.5	$1,997.3
Assets Managed with Performance-Based Advisory Fees (in millions)	$0	$92.3	$24.5

Potential conflicts of interest. Under certain circumstances, PCJ may deal in securities transactions where the issuer of the securities or the other party to the transaction is this firm or a party having an ownership or business relationship with PCJ. Since these transactions may create a conflict interest, PCJ's policy is to disclose to clients, certain relevant matters relating to the transactions. PCJ will also comply with any additional procedures as required by UBS AM with respect to the fund.

Important Concepts

"Related party"—a party is related to PCJ if, through the ownership of or direction or control over voting securities, PCJ exercises a controlling influence over that party or that party exercises a controlling influence over PCJ.

"Connected party"—a party is connected to PCJ if, due to indebtedness or certain other relationships, a prospective purchaser of securities of the connected party might question PCJ's independence from that party.

"Associated party"—an associated party is either a related party or another party in a close relationship with PCJ, such as one of the firm's partners, salesmen, directors or officers.

Required Disclosure

PCJ will make certain disclosures where it exercises discretion on behalf of a client with respect to securities issued by a related party or, in the course of an initial distribution, by a connected party. In these situations, the firm must disclose its relationship with the issuer of the securities. PCJ must also make disclosures to clients as to where it knows or should know that, as a result of the firm exercising discretion on a client's behalf, securities will be purchased from or sold to PCJ, an associated party or, in the course of an initial distribution, a connected party.

The following is a list of the time and manner in which these disclosures will be made:

-  Where PCJ buys or sells securities for a client's account, the required disclosure will be contained in the confirmation of trade sent to a particular client.

-  Where PCJ advises clients with respect to the purchase or sale of securities, the disclosure will be made prior to giving the advice.

-  Where PCJ exercises discretion under a client's authority in the purchase or sale of securities, the firm may not exercise that discretion for the types of transactions described above unless specific and informed written consent has been obtained.

Compensation. PCJ's compensation structure is specifically designed to attract, motivate, and retain talented professionals. All senior professionals participate directly in the success of the firm through equity ownership, which is tied to each partner's individual contribution. As responsibility and contribution is increased over time, ownership is also increased.

PCJ offers a competitive benefits package and a flexible, team-oriented work environment. This creates a collegial atmosphere that employees appreciate and reward with their loyalty. The buy-in and buy-out of shares takes place over an extended period of time and partners are not required to put up cash to buy equity. There is no "deferred compensation" as that phrase is understood from an investment banking perspective.

When a partner retires, the value of the retired shares is paid out over an extended period of time, so that there is a clear incentive on the part of the retiring partner to ensure the ongoing health of the investment team and its ability to meet client mandates.

Ownership of fund shares. As of March 31, 2016, the portfolio managers did not own shares of the fund.

IV. Portfolio Manager Information

The table captioned "Mayoor Joshi" under the section captioned "Portfolio managers" and sub-captioned "All funds—UBS Asset Management (Americas) Inc." on page 156 of the SAI is revised by replacing the table in its entirety as follows:

Mayoor Joshi:

	Registered investment companies	Other pooled investment vehicles	Other accounts
Number of Accounts Managed	6	0	5
Number of Accounts Managed with Performance-Based Advisory Fees	0	0	0
Assets Managed (in millions)	$5,467	$0	$1,300
Assets Managed with Performance-Based
Advisory Fees (in millions)	$0	$0	$0

PLEASE BE SURE TO RETAIN THIS IMPORTANT INFORMATION FOR FUTURE REFERENCE.

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UBS Asset Management (Americas) Inc.